SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016

IES Holdings, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road, Suite 500, Houston, Texas 77056

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 860-1500

Integrated Electrical Services, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 24, 2016, Integrated Electrical Services, Inc. (“IES” or the “Company”) filed with the Secretary of State of Delaware a Certificate of Amendment (the “Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to change the Company’s name to IES Holdings, Inc. The Amendment was approved by the Board of Directors of the Company on February 29, 2016 and by the stockholders of the Company on May 24, 2016. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Effective May 24, 2016, the Board of Directors of the Company approved an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”) to reflect the change of the Company’s name to IES Holdings, Inc. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K.

The foregoing descriptions of the Amendment and the Amended and Restated Bylaws are not complete and are qualified by reference to Exhibits 3.1 and 3.2, respectively, which are incorporated herein by reference.

On May 24, 2016, the Company issued a press release announcing its corporate name change effective May 24, 2016. A copy of the press release is filed with this report as Exhibit 99.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 24, 2016, the Company held a Special Stockholders Meeting (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved the Amendment to the Company’s Certificate of Incorporation to change the Company’s name to IES Holdings, Inc.

(1)	Proposal One: Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to change the Company’s name to IES Holdings, Inc.:

19,724,209	22,868	2,372	0
FOR	AGAINST	ABSTAIN	NON-VOTE

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 3.1	Certificate of Amendment to the Second Amended and Restated Articles of Incorporation, effective May 24, 2016.

Exhibit 3.2	Amended and Restated Bylaws, effective May 24, 2016.

Exhibit 99.1	Press release dated May 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date: May 24, 2016	/s/ Gail D. Makode
Gail D. Makode
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Certificate of Amendment to the Second Amended and Restated Articles of Incorporation, effective May 24, 2016.

Exhibit 3.2	Amended and Restated Bylaws, effective May 24, 2016.

Exhibit 99.1	Press release dated May 24, 2016.